Exhibit 10.2

AMENDMENT NO. 3
TO
CREDIT AGREEMENT

This AMENDMENT NO. 3 to CREDIT AGREEMENT, dated as of October 19, 2005 (this "Amendment"), is entered into among NALCO HOLDINGS LLC, a Delaware limited liability company ("Holdings"), NALCO COMPANY, a Delaware corporation (the "U.S. Borrower") and CITICORP NORTH AMERICA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the "Administrative Agent"), and amends the Credit Agreement dated as of November 4, 2003 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among Holdings, the U.S. Borrower, the institutions from time to time party thereto as Lenders (the "Lenders"), the Administrative Agent, Bank of America, N.A., as Documentation Agent, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Co-Syndication Agents and Citigroup Global Markets Inc. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the U.S. Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a)Section 6.01(u) of the Credit Agreement is hereby amended by adding the following proviso to the end of such clause:

"; provided that an aggregate amount of up to $25.0 million of such Indebtedness of Foreign Subsidiaries may be secured by a Lien on the Collateral under the Security Documents so long as the lender of such Indebtedness is at the time of incurrence a Lender or an Affiliate of a Lender; provided further that the U.S. Borrower shall deliver to the Administrative Agent a Schedule 6.01(u) to the Credit Agreement that identifies the amount of such Indebtedness and designates such Indebtedness as Indebtedness which shall be secured by a Lien on the Collateral together with a copy of the document governing such Indebtedness."

(b)    Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (t) thereof, (ii) replacing the "." at the end of clause (u) thereof with "; and" and (iii) adding the following new clause (v):

"(v)    Investments as a result of the Company contributing (directly or indirectly) all of the Equity Interests owned by the Company on the Amendment No. 3 Effective Date in the following subsidiaries to Nalco Universal Holdings B.V., a Dutch holding company: (a) Nalco Gulf Limited, (b) Nalco Taiwan Co., Ltd., (c) Nalco Hellas, S.A. (Greece), (d) Nalco Hong Kong Limited, (e) Nalco Industrial Services (Thailand) Co., Ltd., (f) Nalco Anadolu Kimya Sanayii Ve Ticaret A.S. (Turkey), (g) Ondeo Nalco India Limited, (h) Nalco Industrial Services (Su Zhou) Co., Ltd., (i) Nalco Zao (Russia) and (j) Ondeo Nalco Saudi Co., Ltd."

(c)    Section 9.19 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

"Upon written notice from the U.S. Borrower to the Administrative Agent of consummation of the transaction contemplated by Section 6.04(v), the Collateral Agent shall release and discharge any and all security interests and Liens granted to it pursuant to the Security Documents solely in respect of the Equity Interests that are directly or indirectly contributed to Nalco Universal Holdings B.V. pursuant to Section 6.04(v) and the Administrative Agent shall take all steps reasonably requested by U.S. Borrower to release any existing security interests and Liens in such Equity Interests."

Section 2. Amendment to the U.S. Guarantee and Collateral Agreement

(a) Clause (c) of the definition of "Obligations" in the U.S. Guarantee and Collateral Agreement is hereby amended by inserting "(i)" at the beginning of clause (c) thereof and inserting the following new clause (ii) at the end of clause (c):

"and (ii) the due and punctual payment and performance of all obligations of Foreign Subsidiaries under Indebtedness incurred pursuant to committed and uncommitted working capital facilities (to the extent such Indebtedness is permitted under Section 6.01(u) of the Credit Agreement and is identified as ordinary working capital Indebtedness on Schedule 6.01(u) of the Credit Agreement (as modified from time to time) that will be secured by a Lien on the Collateral or is Permitted Refinancing Indebtedness of any such identified Indebtedness that is incurred for working capital purposes in the ordinary course of business on ordinary business terms) that is with a counterparty that is a Lender or an Affiliate of a Lender at the time of borrowing."

(b)(i) Clause (d) of the definition of "Secured Parties" in the U.S. Guarantee and Collateral Agreement is hereby amended by inserting "or a Foreign Subsidiary" after the phrase "with a Loan Party" and before the phrase "the obligations under which constitute Obligations" and (ii) clause (e) of the definition of "Secured Parties" in the U.S. Guarantee and Collateral Agreement is hereby amended by inserting "or clause (d)" after the phrase "pursuant to clause (c)" and before the phrase "of the definition of such term".

Section 3. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the "Amendment No. 3 Effective Date") by the Administrative Agent:

(a)    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the U.S. Borrower, the Administrative Agent and the Required Lenders;

(b)    Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent; and

(c)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4. Representations and Warranties

On and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, the U.S. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)    this Amendment has been duly authorized, executed and delivered by the U.S. Borrower and Holdings and constitutes the legal, valid and binding obligations of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms;

(b)    each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 3 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement"

shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)    no Default or Event of Default has occurred and is continuing (except for those that are waived).

Section 5. Fees and Expenses

The U.S. Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Costs and Expenses) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 6. Reference to the Effect on the Loan Documents

(a)    As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 3 Effective Date.

(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the U.S. Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)    This Amendment is a Loan Document.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

NALCO HOLDINGS LLC

By:    /s/STEPHEN N. LANDSMAN

Name: Stephen N. Landsman

Title:    Vice President and General Counsel

NALCO COMPANY, as the U.S. Borrower

By:    /s/STEPHEN N. LANDSMAN

Name: Stephen N. Landsman

Title:    Vice President and General Counsel

Citicorp North America, Inc.,

as Administrative Agent and Lender

By:    /s/JORONNE JETER

Name: Joronne Jeter

Title:    Vice President